Related Party Transactions	12 Months Ended
Dec. 31, 2017
Related Party Transactions [Abstract]
Related Party Transactions

Note 14.  Related Party Transactions

During 2016, the Company entered into a Research Collaboration and License Agreement with a related party, Providence Therapeutics, Inc. (“Providence”) whose CEO and President is also a stockholder of the Company, to identify and optimize microRNA modulators and/or mimetics for the treatment of neoplastic diseases. In April 2017, the Providence Agreement was amended to include mRNA for the treatment of neoplastic disease. As part of the agreement, the Company granted Providence the exclusive rights to research, develop, manufacture and commercialize such products and Providence made an upfront payment of $500,000 which is being amortized over the research term. Each party is responsible for their own research costs under the agreement, and Providence is responsible for all of the development costs through the completion of Phase 2 clinical trials. The Company is entitled to share in future product revenue of each product provided the Company shares in the product’s post Phase 2 costs. Separately, Providence has agreed to pay a specified rate for the use of the Company’s employees. For the years ended December 31, 2017 and 2016, the Company has recognized $1.0 million and $0.5 million, respectively, in revenue related to the amortization of the upfront payment and revenue related to the use of Company employees and expense reimbursements. There were no outstanding accounts receivable related to this agreement as of December 31, 2017 and 2016. During 2017, the Company stock agreement for the President and CEO of Providence was modified to remove the vesting conditions of the original grant and the Company recognized $1.5 million in related stock compensation expense. As of December 31, 2017 and 2016, the President and CEO of Providence held a 5.7% and 10% ownership interest in the Company.